EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of YRC Worldwide Inc. on Form 10-K for the period ended December 31, 2007, as filed with the Securities and Exchange Commission of the date hereof (the “Report”), I, Stephen L. Bruffett, Chief Financial Officer of YRC Worldwide Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of YRC Worldwide Inc.

Date: February 29, 2008	/s/ Stephen L. Bruffett
Stephen L. Bruffett
Executive Vice President & Chief Financial Officer

4